OTHER LONG-TERM LIABILITIES	12 Months Ended
Dec. 31, 2024
Disclosure Other Long Term Liabilities [Abstract]
OTHER LONG-TERM LIABILITIES	OTHER LONG-TERM LIABILITIES
Brookfield Renewable’s other long-term liabilities as at December 31 are comprised of the following:

(MILLIONS)	2024	2023
Lease liabilities	$1,109	$727
Contract liabilities	686	680
Pension obligations	56	66
Regulatory liabilities(1)	—	104
Other	225	187
	$2,076	$1,764
(1)Regulatory liabilities are related to the regulated pricing mechanism at certain of Brookfield Renewable’s Spanish assets.
Contract liabilities are the result of the amendment to the energy revenue agreement between Brookfield and several entities owned by Brookfield Renewable in the United States. See Note 24 – Other long-term assets, for additional details regarding Brookfield Renewable’s contract balances. See Note 29 – Related party transactions, for additional details regarding Brookfield Renewable’s revenue agreements with Brookfield.